Financial Instruments	12 Months Ended
Dec. 31, 2021
Disclosure of derivative financial instruments [text block] [Abstract]
FINANCIAL INSTRUMENTS

30. FINANCIAL INSTRUMENTS

Measurement of Risks

The Company, through its financial assets and liabilities, is exposed to various risks. The following analysis provides a measurement of risks as at December 31, 2021.

Credit risk

Credit risk is the risk that a counterparty to a financial asset will default, resulting in the Company incurring a financial loss. As at December 31, 2021, the maximum exposure to credit risk is equal to the carrying value of the financial assets which totaled $1,589.5 million (December 31, 2020 — $924.2 million).

The following table provides breakdown by maturity of financial assets as at December 31, 2021:

	Carrying amount	Contractual cash flows
		2022	2023	2024	2025	2026	Thereafter
Cash and cash equivalents	$1,449,593	$1,449,593	$—	$—	$—	$—	$—
Trade and other receivables, excluding deferred receivables	117,144	117,144	—	—	—	—	—
Deferred receivables	18,250	5,554	4,173	2,936	1,420	1,333	2,834
Other financial assets	3,475	861	1,841	—	—	—	773
	$1,588,462	$1,573,152	$6,014	$2,936	$1,420	$1,333	$3,607

Cash and cash equivalents are invested with high quality investment grade financial institutions and are governed by the Company’s corporate investment policy, which aims to reduce credit risk by restricting investments to high-grade, mainly U.S. dollar and Canadian dollar denominated investments.

The Company has credit evaluation, approval and monitoring processes intended to mitigate potential credit risks related to trade accounts receivable. The Company’s standard payment terms are 30 days with interest typically charged on balances remaining unpaid at the end of standard payment terms. The Company’s historical experience with customer defaults has been minimal. As at December 31, 2021, North American and International customers made up 54% and 46% of the outstanding trade receivable balance, respectively (December 31, 2020 — 50% and 50%, respectively). Anticipated bad debt losses have been provided for in the allowance for doubtful accounts. The allowance for doubtful accounts as at December 31, 2021 was $5.2 million (December 31, 2020 — $7.3 million).

The Company mitigates the credit risk associated with derivative instruments by entering into them with only high quality financial institutions.

Foreign exchange risk

The Company’s operating results are subject to fluctuations as a result of exchange rate variations to the extent that transactions are made in currencies other than Canadian dollars. The Company’s main currency exposures lie in its U.S. dollar denominated cash and cash equivalents, trade and other receivables, trade and other payables and indebtedness with the most significant impact being on the U.S. dollar denominated indebtedness. As at December 31, 2021 and 2020, the entire indebtedness was denominated in U.S. dollars, with the Canadian dollar equivalent of the U.S. dollar denominated indebtedness equaling $3,794.7 million and $3,184.8 million, respectively, before netting of deferred financing costs, prepayment options and loss on repayment.

As at December 31, 2021, the impact of a 5 percent increase (decrease) in the value of the Canadian dollar against the U.S. dollar on financial assets and liabilities would have decreased (increased) net income by $174.0 million (December 31, 2020 — $158.5 million) and increased (decreased) other comprehensive income by $57.0 million (December 31, 2020 — $35.6 million). This analysis assumes that all other variables, in particular interest rates, remain constant.

Interest rate risk

The Company is exposed to interest rate risk on its cash and cash equivalents and its indebtedness. The interest rate risk on the indebtedness is from a portion of the indebtedness having a variable interest rate. Changes in the interest rates could impact the amount of interest that the Company is required to pay or receive.

In October 2017, the Company entered into four interest rate swaps to hedge the interest rate risk associated with the variable interest rate on US$1,800.0 million of the U.S. denominated Term Loan B at fixed interest rates, excluding applicable margins, ranging from 1.72% to 2.04%. As at December 31, 2021, one interest rate swap of US$450 million, with expiration term of September 2022, was outstanding to hedge the interest rate risk associated with the variable interest rate on the U.S. denominated Term Loan B at fixed interest rate, excluding applicable margins, of 2.04%.

If the interest rates on the variable rate indebtedness change by 0.25%, the result would be an increase or decrease to net income of $4.9 million for the year ended December 31, 2021 (December 31, 2020 — $4.1 million).

Liquidity risk

The Company maintains credit facilities to ensure it has sufficient funds available to meet current and foreseeable financial requirements.

The contractual maturities of financial liabilities as at December 31, 2021 were as follows:

	Carrying amount	Contractual cash flows (undiscounted)	2022	2023	2024	2025	2026	Thereafter
Trade and other payables	$54,628	$54,628	$54,628	$—	$—	$—	$—	$—
Customer and other deposits	1,851	1,851	1,376	109	17	206	—	143
Satellite performance incentive payments	30,705	37,740	8,903	7,466	5,300	3,111	3,169	9,791
Other financial liabilities	3,106	3,106	3,106	—	—	—	—	—
Interest rate swaps	5,367	5,582	5,582	—	—	—	—	—
Indebtedness(1)	3,814,110	4,671,821	168,905	164,005	164,098	163,058	2,753,742	1,258,013
	$3,909,767	$4,774,728	$242,500	$171,580	$169,415	$166,375	$2,756,911	$1,267,947

____________

(1)      Indebtedness excludes deferred financing costs, prepayment options and loss on repayment.

The interest payable and interest payments included in the carrying value and contractual cash flows, respectively, in the above table, were as follows:

	Interest payable	Interest payments
Satellite performance incentive payments	$361	$7,304
Indebtedness	$19,453	$877,164

Financial assets and liabilities recorded on the balance sheets and the fair value hierarchy levels used to calculate those values were as follows:

As at December 31, 2021	FVTPL	Amortized cost	Total	Fair value	Fair value hierarchy
Cash and cash equivalents	$—	$1,449,593	$1,449,593	$1,449,593	Level 1
Trade and other receivables	—	122,698	122,698	122,698	(3)
Other current financial assets	—	861	861	861	Level 1
Other long-term financial assets(1)	1,038	15,310	16,348	16,348	Level 1, Level 2
Trade and other payables	—	(54,628)	(54,628)	(54,628)	(3)
Other current financial liabilities	(5,367)	(31,280)	(36,647)	(38,250)	Level 2
Other long-term financial liabilities	—	(23,835)	(23,835)	(24,240)	Level 2
Indebtedness(2)	—	(3,794,657)	(3,794,657)	(3,314,387)	Level 2
	$(4,329)	$(2,315,938)	$(2,320,267)	$(1,842,005)
As at December 31, 2020	FVTPL	Amortized cost	Total	Fair value	Fair value hierarchy
Cash and cash equivalents	$—	$818,378	$818,378	$818,378	Level 1
Trade and other receivables	—	51,928	51,928	51,928	(3)
Other current financial assets	—	448	448	448	Level 1
Other long-term financial assets(1)	30,266	23,159	53,425	53,425	Level 1, Level 2
Trade and other payables	—	(30,091)	(30,091)	(30,091)	(3)
Other current financial liabilities	(12,581)	(23,299)	(35,880)	(37,921)	Level 2
Other long-term financial liabilities	(5,448)	(30,051)	(35,499)	(36,357)	Level 2
Indebtedness(2)	—	(3,184,832)	(3,184,832)	(3,214,543)	Level 2
	$12,237	$(2,374,360)	$(2,362,123)	$(2,394,733)

____________

(1)      Other long-term financial assets classified as fair value through profit or loss were calculated using level 2 of the fair value hierarchy. All other balances were calculated using level 1 of the fair value hierarchy.

(2)      Indebtedness excludes deferred financing costs, prepayment options and loss on prepayment.

(3)      Trade and other receivables and trade and other payables approximate fair value due to the short-term maturity of these instruments.

Assets pledged as security

The Senior Secured Credit Facilities, Senior Secured Notes and 2026 Senior Secured Notes are secured by substantially all of Telesat’s assets excluding the assets of unrestricted subsidiaries.

Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market under current market conditions at the measurement date. Where possible, fair values are based on the quoted market values in an active market. In the absence of an active market, the Company determines fair values based on prevailing market rates (bid and ask prices, as appropriate) for instruments with similar characteristics and risk profiles or internal or external valuation models, such as option pricing models and discounted cash flow analysis, using observable market-based inputs.

The fair value hierarchy is as follows:

Level 1 is based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.

Level 2 is based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially all of the full term of the assets or liabilities.

Level 3 is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Estimates of fair values are affected significantly by the assumptions for the amount and timing of estimated future cash flows and discount rates, which all reflect varying degrees of risk. Potential income taxes and other expenses that would be incurred on disposition of these financial instruments are not reflected in the fair values. As a result, the fair values are not necessarily the net amounts that would be realized if these instruments were actually settled.

The carrying amounts of cash and cash equivalents, trade and other receivables, and trade and other payables approximate fair value due to the short-term maturity of these instruments. As at December 31, 2021, cash and cash equivalents included $81.0 million (December 31, 2020 — $130.4 million) of short-term investments.

The fair value of the satellite performance incentive payments, included in other current and long-term financial liabilities, was determined using a discounted cash flow methodology. The calculation is performed on a recurring basis. As at December 31, 2021 and 2020, the discount rate used was 4.6% and 4.4%, respectively.

The fair value of the indebtedness was based on transactions and quotations from third parties considering market interest rates and excluding deferred financing costs, prepayment options and loss on repayment. The calculation of the fair value of the indebtedness is performed on a recurring basis. The rates used were as follows:

As at December 31	2021	2020
Term Loan B – U.S. Facility – Senior Secured Credit Facilities	88.25%	98.88%
Senior Notes	77.65%	104.76%
Senior Secured Notes	88.72%	103.64%
2026 Senior Secured Notes	94.09%	—

Fair value of derivative financial instruments

Derivatives were valued using a discounted cash flow methodology. The calculations of the fair value of the derivatives are performed on a recurring basis.

Interest rate swap future cash flows were determined based on current yield curves and exchange rates and then discounted based on discount curves.

Prepayment option cash flows were calculated with a third party option valuation model which is based on the current price of the debt instrument and discounted based on a discount curve.

The discount rates used to discount cash flows as at December 31, 2021 ranged from 0.08% to 1.37% (December 31, 2020 — 0.08% to 0.54%).

The fair value of the derivative assets and liabilities was calculated based on the level 2 of the fair value hierarchy. The current and long-term portions of the fair value of the Company’s derivative assets and liabilities, as at each balance sheet date, were as follows:

As at December 31, 2021	Other long-term financial assets	Other current financial liabilities	Total
Interest rate swaps	$—	$(5,367)	$(5,367)
Prepayment options	1,038	—	1,038
	$1,038	$(5,367)	$(4,329)
As at December 31, 2020	Other long-term financial assets	Other current Financial liabilities	Other long-term financial liabilities	Total
Interest rate swaps	$—	$(12,581)	$(5,448)	$(18,029)
Prepayment options	30,266	—	—	30,266
	$30,266	$(12,581)	$(5,448)	$12,237

The reconciliation of the fair value of derivative assets and liabilities was as follows:

Fair value, December 31, 2019 and January 1, 2020	$24,905
Unrealized losses on derivatives
Prepayment options	(2,308)
Interest rate swaps	(10,807)
Impact of foreign exchange	447
Fair value, December 31, 2020	12,237
Derivatives recognized at inception
Prepayment option – 2026 Senior Secured Notes	1,896
Unrealized gains (losses) on derivatives
Prepayment options	(31,196)
Interest rate swaps	12,512
Impact of foreign exchange	222
Fair value, December 31, 2021	$(4,329)